TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND                 SUMMARY PROSPECTUS
CLASS Z TICKER: TSVOX                                           JANUARY 28, 2010
                                                            AMENDED MAY 14, 2010


Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus, dated January 28, 2010 as amended May 14, 2010, and Statement of Additional Information, dated January 28, 2010 as amended May 14, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone Small Cap Value Opportunities Fund seeks long-term capital growth.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                                                       Class Z
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Wire Redemption Fee                                                                                   Up to $15
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
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Management Fees                                                                                          0.95%
Distribution and/or Service (12b-1) Fees                                                                 None
Other Expenses                                                                                           0.55%
      Shareholder Service Fees                                                                           0.22%
Total Annual Fund Operating Expenses                                                                     1.72%
Fee Waiver and/or Expense Reimbursement(1)                                                               0.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement                       1.50%
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(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.50%. This expense limitation will remain in effect until at least January 27, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                          $153
3 Years                                                         $520
5 Years                                                         $913
10 Years                                                        $2,012
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PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 215% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Small Cap Value Opportunities Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations that the sub-advisor, Turner Investment Partners, Inc. ("TIP"), believes have the potential for growth and that appear to be trading below their perceived value. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is no larger than the largest stock in the Russell 2000 Value Index ($1.68 billion at the time of its most recent reconstitution on May 31, 2009). The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas. TIP selects securities based primarily on its fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes are undervalued by the market. TIP also employs a quantitative approach to determine whether a company's share price reflects its perceived value. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of small cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with the Russell 2000 Value Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

SMALL CAP VALUE OPPORTUNITIES FUND - CLASS Z TOTAL RETURN

[BAR CHART]

2003     54.13%
2004     23.73%
2005      9.71%
2006     12.71%
2007     -1.20%
2008    -34.16%
2009     18.48%

Best Quarter: 2nd Quarter 2003 +18.97%   Worst Quarter: 4th Quarter 2008 -24.10%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009

                                                                                                   Since Inception
                                                                   1 Year            5 Years           (3-4-02)
SMALL CAP VALUE OPPORTUNITIES FUND
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CLASS Z RETURNS
Return Before Taxes                                                 18.48%            -0.96%             7.63%
Return After Taxes on Distributions                                 18.48%            -1.52%             6.78%
Return After Taxes on Distributions and
    Sale of Fund Shares                                             12.01%            -0.89%             6.39%
RUSSELL 2000 VALUE INDEX                                            20.58%            -0.01%             5.54%
(reflects no deductions for fees, expenses or taxes)
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INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   Turner Investment Partners, Inc.

PORTFOLIO MANAGER(S)

Thomas J. DiBella, CFA, CPA
Chief Investment Officer - Core/Value Equities
Managing the Fund since 2002

Steven L. Gold, CFA
Senior Portfolio Manager/Security Analyst
Managing the Fund since 2007

David J. Brenia
Security Analyst/Portfolio Manager
Managing the Fund since 2008

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
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                                                        Initial      Additional
                                                       Investment    Investment
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Regular Account                                       $     2,500    $       50
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act       $     1,000    $       50
Investments through the Automatic Investment Plan     $       100    $       50
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You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.